SEMIANNUAL REPORT
                                 MARCH 31, 2002

                                      FMI
                                   Large Cap
                                      Fund

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                   Large Cap
                                      Fund

                                                                     May 3, 2002

Dear Fellow Shareholder:

  The first calendar quarter results for the FMI Large Cap Fund were slightly ahead of the S&P 500. Strong advances by Boeing and Halliburton were offset by a severe drop in WorldCom. Coincidentally, this mirrored the results of the S&P 500, as industrial and cyclical stocks were strong and telecommunication stocks bombed.

  S&P 500 earnings results remained weak in the first quarter, following a 50% drop last year on a reported basis. So called operating earnings were down less, approximately 40%, which made 2001 one of the worst earnings years since World War II.

  Despite two tough years of performance for the S&P 500 Index, overall valuations remain extraordinarily high. This can be said about P/E ratios, book multiples, P/S ratios and P/CF multiples. Your Fund's valuation remains significantly lower than the S&P 500 on all of these measures.

  Although recent economic news is better, we remain cautious on the prospects for rapid S&P 500 earnings growth and stock appreciation. Excess capacity, pricing pressure, adverse currency and heavy debt loads remain the dominant themes in the U.S. Middle East turmoil is cause for concern. Combining all of this with stretched valuations leaves little room for mistakes. Thus, your Fund continues to be conservatively postured. Recently we added names to the depressed telecom and pharmaceutical sectors.

  We highlight a few of your holdings below.

Bristol-Myers Squibb Co.
-----------------------

  Bristol-Myers is a large pharmaceutical company with approximately $18 billion in revenue and many ethical brands including Pravachol, Plavix, Taxol, Glucophage and others. It also sells medical devices and consumer products such as Ban, Bufferin, Nuprin and Enfamil. The Company has generated excellent financial results over the years and the stock was a big winner until 2000.

  The entire pharmaceutical sector has been out of favor recently and Bristol-Myers in particular. There have been a number of high profile clinical failures in the industry including Bristol-Myers' recently announced disappointing clinical results from Vanlev, a hypertension drug. These failures reminded investors not only of the risk inherent in drug development, but the lack of strong drug development pipelines today versus a few years ago. Additionally, the FDA and the politicians have been more contentious to the big pharmaceutical companies. Finally, the stock market has recently been focused on industrials and cyclicals. Bristol added even more to the woe by preannouncing poor earnings due to distributor inventory issues and strong generic competition.

  We like the stock because the valuation is depressed and there remains promising drugs in the pipeline. The Company continues to spend heavily on research and development and the management shake-up should have positive implications. Typically, drug stocks sell at a substantial premium to the market and we expect this to be the case over the next several years as the Company gets back on track.

Computer Sciences Corp.
-----------------------

  Computer Sciences ("CSC") is a diversified computer services firm with $12
billion in revenues and operations that span the globe.   Major business lines
include outsourcing, systems integration and management consulting with an overall customer revenue mix of U.S. commercial (38%), US Federal (25%), Europe (26%), and other international (11%). We like the computer services area as the revenues tend to be more predictable versus traditional technology companies yet we are still exposed to the growth driver of changing technology.

  CSC appears to have positively resolved two large outsourcing contracts that were initially losing money for the Company. The outlook for systems integration and management consulting, although not strong, is stronger than it was six months ago. Ultimately, we would expect this business to return to something approaching 10% growth. New contract signings in outsourcing and the U.S. Federal business has been stronger and we would expect this to continue.

  CSC's current valuation is at a significant discount to its peer group and the long-term outlook is bright.

Comerica Inc.
-------------

  Comerica is a regional bank that specializes in mid-market lending. Relative to its peer group, this bank is heavily weighted toward commercial lending and considerably underweighted in consumer lending. Given our belief that significant parts of corporate America has already been through tough economic times-whereas consumer America has not-we think the worst of the loan loss provisioning for Comerica is behind them. We also take comfort from the fact that Comerica has historically had relatively low loan losses when compared to its peer group. Finally, we point out that management has largely stuck to its knitting, staying away from "hot" new loan areas like sub-prime lending, 125% loan-to-value mortgage lending, auto leasing and credit cards.

  We found the valuation, at roughly 10x this year's earnings, and the 3.3% dividend yield-based on a reasonable 36% payout ratio-attractive on both an absolute and relative basis.

  Thank you for your confidence in FMI Large Cap Fund.

  Sincerely,

  /s/Ted D. Kellner       /s/Donald S. Wilson        /s/Patrick J. English

  Ted D. Kellner, C.F.A   Donald S. Wilson, C.F.A    Patrick J. English, C.F.A.
  President and           Vice President             Portfolio Manager
  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
March 31, 2002 (Unaudited)

SHARES OR                                                             QUOTED
PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
---------                                                 ----        ------

LONG-TERM INVESTMENTS -- 94.8% (A)<F2>

COMMON STOCKS -- 94.8% (A)<F2>

COMMERCIAL SERVICES SECTOR -- 4.1%
----------------------------------

            INDUSTRIAL SERVICES -- 4.1%
   3,615    Waste Management, Inc.                     $  105,177   $   98,509

CONSUMER DISCRETIONARY SECTOR -- 8.9%
-------------------------------------

            ENTERTAINMENT -- 4.7%
   3,971    EchoStar
              Communications Corp.*<F1>                   104,408      112,459

            RETAIL TRADE -- 4.2%
   2,867    May Department Stores Co.                     105,014       99,915

CONSUMER STAPLES SECTOR -- 9.5%
-------------------------------

            PERSONAL CARE -- 9.5%
   3,533    Kimberly-Clark Corp.                          212,063      228,408

ENERGY SECTOR -- 10.6%
----------------------

            MACHINERY - OILWELL EQUIPMENT -- 6.0%
   8,415    Halliburton Co.                               105,636      143,644

            OIL & GAS PRODUCERS -- 4.6%
   1,769    Phillips Petroleum Co.                        104,894      111,093

FINANCIAL SERVICES SECTOR -- 17.9%
----------------------------------

            BANKS -- 4.8%
   1,819    Comerica Inc.                                 105,266      113,815

            PROPERTY & CASUALTY INSURANCE -- 8.5%
      86    Berkshire Hathaway Inc. Cl B*<F1>             211,737      203,734

            MORTGAGE INSURANCE -- 4.6%
   1,627    MGIC Investment Corp.                         104,882      111,336

HEALTHCARE SECTOR -- 17.6%
--------------------------

            DRUGS & PHARMACEUTICALS -- 7.9%
   1,785    Bristol-Myers Squibb Co.                       70,365       72,275
   2,600    Pharmacia Corp.                               105,426      117,208
                                                       ----------   ----------
                                                          175,791      189,483

            HEALTHCARE PRODUCTS -- 9.7%
   6,135    Becton, Dickinson & Co.                       211,524      231,412

PRODUCER DURABLES SECTOR -- 5.2%
--------------------------------

            AEROSPACE -- 5.2%
   2,560    Boeing Co.                                    105,349      123,520

TECHNOLOGY SECTOR -- 13.9%
--------------------------

            COMMUNICATION TECHNOLOGY -- 4.4%
   7,418    Motorola, Inc.                                105,177      105,336

            COMPUTER SERVICES
              SOFTWARE & SYSTEMS -- 9.5%
   4,470    Computer Sciences Corp.*<F1>                  212,387      226,852

TELECOMMUNICATION SECTOR -- 7.1%
--------------------------------

            TELEPHONE & BROADBAND SERVICES -- 7.1%
   1,950    ALLTEL Corp.                                  110,916      108,322
   9,292    WorldCom, Inc. -
              WorldCom Group*<F1>                         105,339       62,628
                                                       ----------   ----------
                                                          216,255      170,950
                                                       ----------   ----------
                Total common stocks                     2,185,560    2,270,466
                                                       ----------   ----------
                Total long-term
                  investments                           2,185,560    2,270,466

SHORT-TERM INVESTMENTS -- 8.2% (A)<F2>

            VARIABLE RATE DEMAND NOTES -- 8.2%
$102,300    Firstar Bank U.S.A., N.A.                     102,300      102,300
  93,990    Wisconsin Corporate
              Central Credit Union                         93,990       93,990
                                                       ----------   ----------
                Total short-term
                  investments                             196,290      196,290
                                                       ----------   ----------
                Total investments                      $2,381,850    2,466,756
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (3.0%) (A)<F2>                            (70,881)
                                                                    ----------
                NET ASSETS                                          $2,395,875
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
            ($0.01 par value 100,000,000
            shares authorized), offering
            and redemption price
            ($2,395,875 / 233,468
            shares outstanding)                                         $10.26
                                                                        ------
                                                                        ------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Period from December 31, 2001 (commencement of operations) to March 31, 2002 (Unaudited)

INCOME:
   Dividends                                                          $  4,825
   Interest                                                              1,014
                                                                      --------
       Total income                                                      5,839
                                                                      --------
EXPENSES:
   Registration fees                                                    16,440
   Management fees                                                       4,283
   Professional fees                                                     3,772
   Transfer agent fees                                                   2,647
   Custodian fees                                                        1,392
   Administrative services                                                 857
   Board of Directors fees                                                 800
   Printing and postage expense                                            416
   Other expenses                                                          116
                                                                      --------
       Total expenses before reimbursement                              30,723
   Less expenses assumed by adviser                                    (23,228)
                                                                      --------
       Net expenses                                                      7,495
                                                                      --------
NET INVESTMENT LOSS                                                     (1,656)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                         3,082
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                  84,906
                                                                      --------
NET GAIN ON INVESTMENTS                                                 87,988
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 86,332
                                                                      --------
                                                                      --------

STATEMENT OF CHANGES IN NET ASSETS
For the Period from December 31, 2001 (commencement of operations) to March 31, 2002 (Unaudited)

OPERATIONS:
   Net investment loss                                              $   (1,656)
   Net realized gain on investments                                      3,082
   Net increase in unrealized appreciation on investments               84,906
                                                                    ----------
       Net increase in net assets resulting from operations             86,332
                                                                    ----------
FUND SHARE ACTIVITIES:
   Proceeds from shares issued (233,468 shares)                      2,309,543
   Cost of shares redeemed (0 shares)                                       --
                                                                    ----------
       Net increase in net assets derived
         from Fund share activities                                  2,309,543
                                                                    ----------
       TOTAL INCREASE                                                2,395,875
NET ASSETS AT THE BEGINNING OF THE PERIOD                                   --
                                                                    ----------
NET ASSETS AT THE END OF THE PERIOD                                 $2,395,875
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout the period)

                                                            (UNAUDITED)
                                                        FOR THE PERIOD FROM
                                                     DECEMBER 31, 2001+<F3> TO
                                                           MARCH 31, 2002
                                                     -------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $10.00
Income from investment operations:
     Net investment loss                                        (0.01)
     Net realized and unrealized gains on investments            0.27
                                                               ------
Total from investment operations                                 0.26

Less distributions:
     Dividends from net investment income                          --
     Distributions from net realized gains                         --
                                                               ------
Total from distributions                                           --
                                                               ------
Net asset value, end of period                                 $10.26
                                                               ------
                                                               ------

TOTAL INVESTMENT RETURN                                          2.6%*<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                          2,396
Ratio of expenses (after reimbursement)
  to average net assets (a)<F6>                                 1.75%**<F5>
Ratio of net investment loss
  to average net assets (b)<F7>                                (0.39%)**<F5>
Portfolio turnover rate                                          7.8%

  +<F3>   Commencement of operations.
  *<F4>   Not annualized.
 **<F5>   Annualized.
(a)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 7.18%**<F5>.
(b)<F7> If the Fund had paid all of its expenses, the ratio would have been (5.82%)**<F5>.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Large Cap Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1.0% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          Under the management agreement, FMI will reimburse the Fund for expenses over 1.75% of the daily net assets of the Fund. For the period December 31, 2001 (commencement of operations) to March 31, 2002, FMIreimbursed the Fund $23,228.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS --

          For the period December 31, 2001 (commencement of operations) to March 31, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) were $2,294,592 and $112,127, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2002, liabilities of the Fund included the following:

               Payable to brokers for securities purchased       $   70,365
               Payable to FMI for management
                 and administrative fees                              2,364
               Other liabilities                                      1,238

(6)  SOURCES OF NET ASSETS --

          As of March 31, 2002, the sources of net assets were as follows:

               Fund shares issued and outstanding                $2,307,887
               Net unrealized appreciation on investments            84,906
               Accumulated net realized gains on investments          3,082
                                                                 ----------
                                                                 $2,395,875
                                                                 ----------
                                                                 ----------

          Aggregate net unrealized appreciation as of March 31, 2002, consisted of the following:

               Aggregate gross unrealized appreciation           $  154,222
               Aggregate gross unrealized depreciation              (69,316)
                                                                 ----------
                   Net unrealized appreciation                   $   84,906
                                                                 ----------
                                                                 ----------

                               FMI LARGE CAP FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMILarge Cap Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.